UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

BOSTON CAPITAL REAL ESTATE INVESTMENT TRUST, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

May 9, 2007

Dear Investor:

The 2007 Annual Meeting of Shareholders of Boston Capital Real Estate Investment Trust, Inc. (the “Company”) is scheduled for May 29, 2007 at 3:00 p.m., local time, at the offices of Goodwin Procter LLP, Exchange Place, 53 State Street, Boston, MA 02109.  We recently mailed you a proxy statement and proxy card to obtain your vote on a proposal to reelect the current directors of the Company to serve until the 2008 Annual Meeting of Shareholders and a proposal to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2007.

According to our latest records, we have not received your proxy vote for these proposals.  Your vote is important, no matter how many shares you own.  The Annual Meeting cannot be held unless 50%  of shareholders entitled to vote return their completed proxies.  Our Board of Directors recommends a vote “FOR” each of these proposals.

We encourage you either to visit the Internet website at http://www.acssecurities.com/bc/reit/proxy/ or to call the toll-free number (877) 457-4260 that we have set up for you to provide your proxy.  Providing your proxy by Internet or telephone is quick and easy. All that it requires is for you to enter your PIN# beginning with a 2 printed on the lower right corner of your proxy card (enclosed) and the last 4 digits of the primary investor’s  Tax ID to enter your voting preference.

If you prefer, you may vote by mail or facsimile by signing and dating the enclosed proxy card and either mailing it in the postage pre-paid envelope provided or sending it by facsimile to 214-887-7411.

YOUR VOTE MUST BE RECEIVED BY 7:00 A.M., EASTERN TIME, ON TUESDAY, MAY 29, 2007.

Please contact a member of our Investor Services team at (800) 955-2733 if you have any questions or need additional information.

We appreciate your continued interest and support of Boston Capital and encourage you to vote today.

Sincerely,

Jeffrey H. Goldstein
President,
Boston Capital Real Estate Investment Trust, Inc.

Boston Capital Real Estate Investment Trust, Inc. Proxy c/o ACS Securities Services, Inc., Transfer Agent for Boston Capital, 3988 N. Central Expressway, Bldg 5, 6th Floor, Dallas, TX 75204

Proxy Solicited on Behalf of the Board of Directors.

The undersigned, revoking any proxy heretofore given for the Meeting of the Shareholders described below, hereby appoints John P. Manning, Jeffrey H. Goldstein and Marc N. Teal, and each of them, proxies, with full powers of substitution, to represent the undersigned at the 2007 Annual Meeting of Shareholders of Boston Capital Real Estate Investment Trust, Inc., to be held at 3:00 p.m., local time, at the offices of Goodwin Procter LLP, Exchange Place, 53 State Street, Boston, MA 02109, on May 29, 2007, and at any adjournment or postponement thereof, and to vote all shares that the undersigned would be entitled to vote if personally present as follows:

This proxy is solicited on behalf of the Board of Directors. The shares represented by this proxy will be voted as directed herein. IF THIS PROXY IS DULY EXECUTED AND RETURNED, AND NO VOTING DIRECTIONS ARE GIVEN HEREIN, SUCH SHARES WILL BE VOTED “FOR” APPROVAL OF PROPOSALS 1 AND 2, AND IN ACCORDANCE WITH THE PROXIES’ DISCRETION, ON SUCH OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE 2007 ANNUAL MEETING OF SHAREHOLDERS. The undersigned hereby acknowledges receipt of notice of, and the proxy statement for, the aforesaid 2007 Annual Meeting of Shareholders.

☒ Please mark votes as in example.

PROPOSAL 1. Election of Directors.			PROPOSAL 2. Ratification of the appointment of Ernst & Young
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEES LISTED BELOW.			LLP as independent registered public accounting firm for 2007. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” RATIFICATION.

Philip S. Cottone Kevin C. Phelan Nicholas L. Iacuzio John P. Manning Jeffrey H. Goldstein	FOR all nominees listed at left (except as marked to the contrary below) ☐	WITHHOLD AUTHORITY to vote for all nominees as listed at left ☐	FOR ☐	ABSTAIN ☐	AGAINST ☐

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE
(INSTRUCTION: To withhold authority to vote for any individual nominee,			MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.
write the nominee’s name in the space provided below.)			☐ Mark here if your address has changed, and make changes to address below.
☐ Mark here if you plan to attend the 2007 Annual Meeting.

PLEASE COMPLETE, DATE AND SIGN THIS PROXY CARD AND RETURN IT IN THE ENCLOSED, SELF ADDRESSED, POSTAGE PREPAID ENVELOPE PRIOR TO THE EXPIRATION DATE ACCORDING TO THE VOTING INSTRUCTIONS. PLEASE REMEMBER TO SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE.

Investor ID #:

PIN #:

B-3

Sign exactly as your name appears hereon. (If shares are held by joint tenants, both should sign. If signing as Attorney, Executor, Administrator, Trustee or Guardian, Corporation, Partnership, please give your title as such. If the signer is a corporation, please sign in the full corporate name by duly authorized officer and include corporate resolution or other documentation verifying authority to sign.)

Date:	, 2007

Signature(s)		Signature(s)

PLEASE COMPLETE, DATE AND SIGN THIS PROXY CARD AND RETURN IT IN THE ENCLOSED, SELF ADDRESSED, POSTAGE PREPAID ENVELOPE PRIOR TO THE EXPIRATION DATE ACCORDING TO THE VOTING INSTRUCTIONS.

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your Proxy Card in the envelope provided as soon as possible.

- OR -

FACSIMILE – Date, sign and fax your Proxy Card to 214-887-7411.

- OR -

TELEPHONE - This method is available for residents of U.S. and Canada. On a touch tone telephone, call TOLL FREE (877) 457-4260, 24 hours a day, 7 days a week. You will be prompted to provide your unique PIN Number beginning with a 2 printed to the right of your name shown on reverse and the last 4 digits of the Primary Investor’s Tax ID. Have your Proxy Card ready, then follow the prerecorded instructions. Available until 7:00 a.m. Eastern Time on Tuesday, May 29, 2007.

- OR -

INTERNET - Visit the Internet website at http://www.acssecurities.com/bc/reit/proxy/ Enter the unique PIN Number beginning with a 2 printed to the right of your name shown on reverse and the last 4 digits of the Primary Investor’s Tax ID and follow the instructions on your screen. You will incur only your usual internet charges. Available until 7:00 a.m. Eastern Time on Tuesday, May 29, 2007.

ALL VOTES MUST BE RECEIVED BY 7:00 A.M., EASTERN TIME, ON TUESDAY, MAY 29, 2007.